UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2005
DISCOVERY BANCORP
Incorporated Under the Laws of the State of California

333-122090 Commission File Number	20-1814766 I.R.S. Employer Identification Number
338 Via Vera Cruz
San Marcos, California 92078
(760) 736-8900
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition.
     (a) Discovery Bancorp issued a press release on December 14, 2005 announcing its financial results for the quarter ended September 30, 2005. The press release is furnished as Exhibit 99 and is hereby incorproated by reference in its entirety. Discovery Bancorp does not intend for this Item 2.02 or Exhibit 99 to be incorporated by reference into filings under the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
99	Third Quarter Earnings Press Release of Discovery Bancorp, dated December 14, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVERY BANCORP
Date: December 16, 2005	By:	/s/ Martin McNabb
Martin McNabb
Chief Financial Officer